AIRGATE PCS, INC.
                      2001 NON-EXECUTIVE STOCK OPTION PLAN


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                                AIRGATE PCS, INC.
                      2001 NON-EXECUTIVE STOCK OPTION PLAN

                                TABLE OF CONTENTS

ARTICLE  1  PURPOSE     1
1.1     General     1
ARTICLE  2  EFFECTIVE  DATE     1
2.1     Effective  Date     1
ARTICLE  3  DEFINITIONS     1
3.1     Definitions     1
ARTICLE  4  ADMINISTRATION     5
4.1     Administration     5
4.2     Scope  of  Authority     5
4.3     Decisions  Binding     6
ARTICLE  5  SHARES  SUBJECT  TO  THE  PLAN     6
5.1     Number  of  Shares     6
5.2     Replenishment  of  Shares     6
5.3     Source  of  Stock     6
ARTICLE  6  ELIGIBILITY     7
6.1     General     7
ARTICLE  7  STOCK  OPTIONS     7
7.1     General     7
ARTICLE  8  PROVISIONS  APPLICABLE  TO  AWARDS     8
8.1     Limits  on  Transfer     8
8.2     Beneficiaries     8
8.3     Stock  Certificates     8
8.4     Acceleration  for  Any  Reason     9
8.5     Effect  of  Acceleration     9
8.6     Termination  of  Employment     9
ARTICLE  9  CHANGES  IN  CAPITAL  STRUCTURE     9
9.1     General     9
ARTICLE  10  AMENDMENT,  MODIFICATION  AND  TERMINATION     10
10.1     Amendment,  Modification  and  Termination     10
10.2     Awards  Previously  Granted     10
ARTICLE  11  GENERAL  PROVISIONS     10
11.1     No  Rights  to  Awards     10
11.2     No  Stockholder  Rights     10
11.3     Withholding     10
11.4     No  Right  to  Employment     10
11.5     Unfunded  Status  of  Awards     11
11.6     Relationship  to  Other  Benefits     11
11.7     Expenses     11
11.8     Titles  and  Headings     11
11.9     Gender  and  Number     11
11.10     Fractional  Shares     11
11.11     Government  and  Other  Regulations     11
11.12     Governing  Law     11
11.13     Additional  Provisions     11


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                                AIRGATE PCS, INC.
                      2001 NON-EXECUTIVE STOCK OPTION PLAN

                           ARTICLE IARTICLE 1  PURPOSE
                                    ------------------
                                     PURPOSE

     1.1     GENERAL1.1     General.  The purpose of the AirGate PCS, Inc. 2001
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Non-Executive  Stock  Option  Plan  (the  "Plan") is to promote the success, and enhance the value, of AirGate PCS, Inc. (the "Company"), by linking the personal interests of its employees to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees. The Plan is intended to be a "broadly based plan" for purposes of Section 4460(i)(A) of the NASD Manual. No awards shall be granted under the Plan to its Officers or Directors (as defined below).

                       ARTICLE 2ARTICLE 2  EFFECTIVE DATE
                                -------------------------
                                 EFFECTIVE DATE

     2.1     EFFECTIVE DATE2.1     Effective Date.  The Plan shall be effective
              --------------
as of the date upon which it shall be approved by the Board (the "Effective Date").

                         ARTICLE 3ARTICLE 3  DEFINITIONS
                                  ----------------------
                                   DEFINITIONS

     3.1     DEFINITIONS3.1     Definitions.  When  a word or phrase appears in
              -----------
this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

     (a)     "Board"  means  the  Board  of  Directors  of  the  Company.

     (b) "Change in Control" means the occurrence of any of the following events:

     (i) individuals who, on the Effective Date, constitute the Board of Directors of the Company (the "Incumbent Directors") cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board of Directors shall be an Incumbent Director;
provided,  however,  that  no  individual  initially  elected  or nominated as a
       -   -------
director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors ("Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of any "person" (such term for purposes of this definition being as defined in Section 3(a)(9) of the Exchange Act and as used in Section 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Board of Directors ("Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

     (ii) any person is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of either (i) __% or more of the then-outstanding shares of common stock of the Company ("Company Common Stock") or (ii) securities of the Company representing __% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of directors (the "Company Voting Securities"); provided,
                                                                       --------
however,  that  for  purposes  of this paragraph (b), the following acquisitions
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shall  not  constitute a Change of Control: (A) an acquisition directly from the
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Company,  (B)  an acquisition by the Company or a Subsidiary of the Company, (C)
an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary of the Company, or (D) an acquisition pursuant to a Non-Qualifying Transaction (as defined in paragraph
(c)  below);  or

     (iii) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a "Reorganization"), or the sale or other disposition of all or substantially all of the Company's assets (a "Sale") or the acquisition of assets or stock of another corporation (an "Acquisition"), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individual and entities who were the beneficial owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than __% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Reorganization, Sale or Acquisition (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets or stock either directly or through one or more subsidiaries, the "Surviving Corporation") in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no person (other than (x) the Company or any Subsidiary of the Company, (y) the Surviving Corporation or its ultimate parent corporation, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing is the beneficial owner, directly or indirectly, of __% or more of the total common stock or __% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Corporation, and (C) at least a majority of the members of the board of directors of the Surviving Corporation were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction"); or

     (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(d)     "Committee"  means  the  Compensation  Committee  of  the  Board.

(e) "Company" means AirGate PCS, Inc., a Delaware corporation, or its successor(s).

(f) "Director" shall mean a member of the Board of Directors of the Company.

(g) "Disability" of a Participant means a physical or mental inability that causes the Participant to be considered disabled under the disability income plan applicable to such Participant, whether or not such Participant actually receives such disability benefits, or in the event there is no such disability income plan applicable to the Participant, as determined by the Committee.

(h)     "Effective  Date"  has  the  meaning assigned such term in Section 2.1.

(i) "Eligible Participant" means an individual who is an employee of the Company or a Parent or Subsidiary, but who is not an Officer or Director and who is not a recipient of options under the Company's 1999 Stock Option Plan or any subsequent plan under which stock options are or may be granted to senior managers of the Company.

(j) "Fair Market Value", on any date, means (i) if the Stock is listed on a securities exchange or traded over the Nasdaq National Market, the average of the high and low market prices reported in The Wall Street Journal at which a share of Stock shall have been sold on such day or on the next preceding trading day if such date was not a trading day, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

(k) "Non-Qualified Stock Option" means an Option that is not intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(l)     "NASD"  means  the  National  Association  of  Securities Dealers, Inc.

(m) "Officer", when used as a capitalized term, shall mean an "officer" of the Company as defined in Rule 16a-1(f) under the 1934 Act (or such other definition of the term "officer" as the NASD may subsequently adopt for purposes of its "broadly based plan" exemption for the shareholder approval requirements of Section 4460(i)(A) of the NASD Manual).

(n) "Option" means a right granted to a Participant under this Plan to purchase Stock at a specified price during specified time periods. Any Option granted under the Plan shall be a Non-Qualified Stock Option.

(o) "Option Agreement" means any written agreement, contract, or other instrument or document evidencing an Option.

(p) "Parent" means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company.

(q) "Participant" means a an Eligible Participant who has been granted an Option under the Plan.

(r) "Plan" means the AirGate PCS, Inc. 2001 Non-Executive Stock Option Plan, as amended from time to time.

(s) "Stock" means the $.01 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to
Article  9.

(t) "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

(u) "1933 Act" means the Securities Act of 1933, as amended from time to time.

(v) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                       ARTICLE 4ARTICLE 4  ADMINISTRATION
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                                 ADMINISTRATION

     4.1     ADMINISTRATION4.1     Administration.  The  Plan  shall  be
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administered  by  the  Committee.  Any authority granted to the Committee may be exercised by the Board. In exercising such authority, the Board shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. The Committee may delegate its authority under this Plan to one or more committees or to senior managers of the Company, and may authorize further delegation by any such committee to senior managers of the Company, except the right to amend or terminate this Plan.

     4.2     SCOPE OF AUTHORITY4.2     Scope of Authority.  The Committee shall
              ------------------
have full power and authority to administer this Plan, to administer and interpret this Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of this Plan as the Committee deems necessary or advisable. The Committee's powers include, but are not limited to, the power to do the following::

     (a)     Designate  Participants;

(b) Determine the type or types of Options to be granted to each Participant;

(c) Determine the number of Options to be granted and the number of shares of Stock to which an Option will relate;

(d) Determine the terms and conditions of any Option granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Option, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Option;

(e) Prescribe the form of each Option Agreement, which need not be identical for each Participant;

(f) Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Option, based in each case on such considerations as the Committee in its sole discretion determines;

(g) Decide all other matters that must be determined in connection with an Option;

(h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(j)     Amend  the  Plan  or  any  Option  Agreement  as  provided  herein; and

(k) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Parent or Subsidiary may operate, in order to assure the viability of the benefits of Options granted to participants located in such other jurisdictions and to meet the objectives of the Plan; and

(l) Delegate its general administrative duties under the Plan to an officer or employee or committee of officers or employees of the Company.

     4.3.     DECISIONS  BINDING4.3     Decisions  Binding.  The  Committee's
               ------------------
interpretation of the Plan, any Options granted under the Plan, any Option Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. No member of the Committee shall be liable for any act done in good faith.

                 ARTICLE 5ARTICLE 5  SHARES SUBJECT TO THE PLAN
                          -------------------------------------
                           SHARES SUBJECT TO THE PLAN

     5.1.     NUMBER  OF SHARES5.1     Number of Shares.  Subject to adjustment
               -----------------
as provided in Section 9.1, the aggregate number of shares of Stock reserved and available for Options granted under the Plan shall be 150,000.

     5.2.     REPLENISHMENT  OF  SHARES5.2     Replenishment of Shares.  To the
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extent that an Option is canceled, terminates, expires or lapses for any reason, any shares of Stock subject to the Option will again be available for the grant of Options under the Plan. Any shares of Stock delivered to the Company in payment of the exercise price of an Option or in whole or partial satisfaction of tax withholding obligations in connection with the exercise of an Option shall be available for the grant of Options under this Plan.

     5.3.     SOURCE  OF  STOCK5.3     Source  of Stock.  Any Stock distributed
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pursuant  to  an  Option  may  consist,  in  whole or in part, of authorized and unissued  Stock,  treasury  Stock  or  Stock  purchased  on  the  open  market.

                         ARTICLE 6ARTICLE 6  ELIGIBILITY
                                  ----------------------
                                   ELIGIBILITY

     6.1.     GENERAL6.1     General.  Options  may be granted only to Eligible
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Participants.

                        ARTICLE 7ARTICLE 7  STOCK OPTIONS
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                                  STOCK OPTIONS

     7.1.     GENERAL7.1     General.  The  Committee  is  authorized  to grant
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Options  to  Participants  on  the  following  terms  and  conditions:

     (a)     EXERCISE  PRICE.  The  exercise  price  per share of Stock under an
             ---------------
Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the date of the grant.

(b)     TIME AND CONDITIONS OF EXERCISE.  The Committee shall determine the time
        -------------------------------
or  times  at  which  an Option may be exercised in whole or in part, subject to
Section 7.1(e). The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exerciseable or vested at an earlier date. The Committee may permit an arrangement whereby receipt of Stock upon exercise of an Option is delayed until a specified future date.

(c)     PAYMENT.  The  Committee  shall  determine  the  methods  by  which  the
        -------
exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements or "attestation" of shares previously owned), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided that if shares of Stock are used to pay the exercise price of an Option (either by attestation or actual delivery), such shares must have been held by the Participant for at least six months. Payment of the exercise price of an Option may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

(d)     EVIDENCE  OF  GRANT.  All Options shall be evidenced by a written Option
        -------------------
Agreement between the Company and the Participant, initially in the form attached hereto as Exhibit A. The Option Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee, and the form of Option Agreement may be modified by the Committee from time to time.

(e)     EXERCISE  TERM.  In no event may any Option be exercisable for more than
        --------------
ten  years  from  the  date  of  its  grant.

               ARTICLE 8ARTICLE 8  PROVISIONS APPLICABLE TO AWARDS
                        ------------------------------------------
                         PROVISIONS APPLICABLE TO AWARDS


     8.1.     LIMITS  ON  TRANSFER8.1     Limits  on  Transfer.  No  right  or
               --------------------
interest of a Participant in any Option may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of the Participant to any other party other than the Company or a Parent or Subsidiary. No Option shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Option under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability is appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable Options. An Option may be exercised during the lifetime of the Participant only by the Participant or any permitted transferee.

     8.2.     BENEFICIARIES8.2     Beneficiaries.  Notwithstanding Section 8.1,
               -------------
a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Option upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Option Agreement applicable to the Participant, except to the extent the Plan and Option Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, the Option may be exercised by the legal representative of the Participant's estate, and payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Company.

     8.3.     STOCK CERTIFICATES8.3     Stock Certificates.  All Stock issuable
               ------------------
under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

     8.4.     ACCELERATION  FOR  ANY REASON8.4     Acceleration for Any Reason.
               -----------------------------
The Committee may in its sole discretion at any time determine that all or a portion of a Participant's Options shall become fully or partially exercisable as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Options granted to a Participant in exercising its discretion pursuant to this Section 8.4.

     8.5     EFFECT  OF  ACCELERATION8.5     Effect  of  Acceleration.  If  an
              ------------------------
Option is accelerated, the Committee may, in its sole discretion, provide (i) that the Option will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Option will be settled in cash rather than Stock, (iii) that the Option will be assumed by another party to the transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

     8.6.  TERMINATION OF EMPLOYMENT8.6     Termination of Employment.  Whether
           -------------------------
military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur in (i) a circumstance in which a Participant transfers from the Company to one of its Parents or Subsidiaries, transfers from a Parent or Subsidiary to the Company, or transfers from one Parent or Subsidiary to another Parent or Subsidiary, or (ii) in the discretion of the Committee as specified prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant's employer from the Company or any Parent or Subsidiary.

                ARTICLE 9ARTICLE 9  CHANGES IN CAPITAL STRUCTURE
                         ---------------------------------------
                          CHANGES IN CAPITAL STRUCTURE

     9.1.     GENERAL9.1     General.  In  the event of a corporate transaction
               -------
involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 shall be adjusted proportionately, and the Committee may adjust Options to preserve the benefits or potential benefits of the Options. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Options; (iii) adjustment of the exercise price of outstanding Options; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event a stock dividend or stock split is declared upon the Stock, the authorization limits under Section 5.1 shall be increased proportionately, and the shares of Stock then subject to each Option shall be increased proportionately without any change in the aggregate purchase price therefor.

          ARTICLE 10ARTICLE 10  AMENDMENT, MODIFICATION AND TERMINATION
                    ---------------------------------------------------
                     AMENDMENT, MODIFICATION AND TERMINATION

     10.1.     AMENDMENT,  MODIFICATION  AND  TERMINATION10.1     Amendment,
                ------------------------------------------
Modification and Termination. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder or Participant approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No amendment, modification or termination of the Plan shall adversely affect any Option previously granted under the Plan, without the written consent of the Participant.

     10.2     AWARDS  PREVIOUSLY GRANTED10.2     Awards Previously Granted.  At
               --------------------------
any time and from time to time, the Committee may amend, modify or terminate any outstanding Option without approval of the Participant; provided, however, that, subject to the terms of the applicable Option Agreement, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Option determined as if the Option had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination.

                    ARTICLE 11ARTICLE 11  GENERAL PROVISIONS
                              ------------------------------
                               GENERAL PROVISIONS

     11.1.     NO  RIGHTS  TO  AWARDS11.1     No  Rights  to Awards.  No person
                ----------------------
shall have any claim to be granted any Option under the Plan, and neither the Company nor the Committee is obligated to treat Participants or eligible Participants uniformly.

     11.2.     NO  STOCKHOLDER RIGHTS11.2     No Stockholder Rights.  No Option
                ----------------------
gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Option.

     11.3.     WITHHOLDING11.3     Withholding.  The  Company  or any Parent or
                -----------
Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Option is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Option shares of Stock having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Secretary of the Company establishes.

     11.4.     NO  RIGHT TO EMPLOYMENT11.4     No Right to Employment.  Nothing
                -----------------------
in the Plan or any Option Agreement shall interfere with or limit in any way the right of the Company or any Parent or Subsidiary to terminate any Participant's employment, nor confer upon any Participant any right to continue as an employee of the Company or any Parent or Subsidiary.

     l1.5.     UNFUNDED  STATUS  OF  AWARDS11.5     Unfunded  Status of Awards.
                ----------------------------
The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Option, nothing contained in the Plan or any Option Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Parent or Subsidiary.

     11.6.     RELATIONSHIP  TO  OTHER  BENEFITS11.6     Relationship  to Other
                ---------------------------------
Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Parent or Subsidiary unless provided otherwise in such other plan.

     11.7.     EXPENSES11.7     Expenses.  The  expenses  of  administering the
                --------
Plan  shall  be  borne  by  the  Company  and  its  Parents  or  Subsidiaries.

     11.8.     TITLES AND HEADINGS11.8     Titles and Headings.  The titles and
                -------------------
headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     11.9.     GENDER  AND  NUMBER11.9     Gender  and  Number.  Except  where
                -------------------
otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     11.10.     FRACTIONAL  SHARES11.10     Fractional  Shares.  No  fractional
                 ------------------
shares of Stock shall be issued and the Committee shall determine, in its discretion, whether such fractional shares shall be disregarded or eliminated by rounding up.

     11.11.     GOVERNMENT  AND OTHER REGULATIONS11.11     Government and Other
                 ---------------------------------
Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock issued in connection with the Plan. The shares issued in connection with the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     11.12.     GOVERNING  LAW11.12     Governing  Law.  To  the  extent  not
                 --------------                        -
governed by federal law, the Plan and all Option Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

     11.13.     ADDITIONAL  PROVISIONS11.13     Additional  Provisions.  Each
                 ----------------------
Option Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

     The foregoing is hereby acknowledged as being the AirGate PCS, Inc. 2001 Non-Executive Stock Option Plan as adopted by the Board of Directors of the Company on January 30, 2001.

                              AIRGATE  PCS,  INC.

                              By:  /s/ Barbara Blackford
                                   ---------------------

                              Its:  General Counsel
                                    --------------------